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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 29, 1999




                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1999-4
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                        01-08916
          Delaware               (333-63265/333-75365)           41-1807858
----------------------------     ---------------------         -------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file number)           identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 1.             Changes in Control of Registrant.
                    ---------------------------------

                    Not applicable.

Item 2.             Acquisition or Disposition of Assets.
                    -------------------------------------

                    Not applicable.

Item 3.             Bankruptcy or Receivership.
                    ---------------------------

                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant.
                    ----------------------------------------------

                    Not applicable.

Item 5.             Other Events.
                    -------------
                    On July 29, 1999, the Registrant transferred approximately $118,898,751 of manufactured housing installment sale contracts and installment loan agreements (the "Subsequent Contracts") to the trust formed in connection with the $1,000,000,000 (approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-4 (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated June 1, 1999. Filed herewith as Exhibit 99.1 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.

Item 6.             Resignations of Registrant's Directors.
                    ---------------------------------------

                    Not applicable.

Item 7.             Financial Statements and Exhibits.
                    ----------------------------------

                    (a)    Financial statements of businesses acquired.

                           Not applicable.

                    (b)    Pro forma financial information.


                                        2

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                           Not applicable.

                    (c)    Exhibits.

                           The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                                        3
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        Exhibit No.     Description
        -----------     -----------
          99.1          Information regarding approximately $118,898,751 of
                        Subsequent Contracts to be transferred to the trust formed in connection with the $1,000,000,000
                        (Approximate) Manufactured Housing Contract
                        Senior/Subordinate Pass-Through Certificates, Series
                        1999-4 on June 30, 1999.

          99.2 Amendment No. 1 to Pooling and Servicing Agreement dated June 1, 1999 relating to a correction of an error in
                        Section 3.03(c).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREEN TREE FINANCIAL CORPORATION

                                       By: /s/ Joel H. Gottesman
                                           -----------------------------
                                           Joel H. Gottesman
                                           Senior Vice President, General
                                           Counsel and Secretary

                                       4

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                                INDEX TO EXHIBITS


Exhibit
Number                                                                Page
-------                                                               ----
 99.1     Information regarding approximately $118,898,751 of    Electronically
          Subsequent Contracts to be transferred to the trust        Filed
          formed in connection with the $1,000,000,000
          (Approximate) Manufactured Housing Contract Senior/
          Subordinate Pass-Through Certificates, Series
          1999-4 on June 30, 1999.

 99.2     Amendment No. 1 to Pooling and Servicing Agreement     Electroncially
          dated June 1, 1999 relating to a correction of an          Filed
          error in Section 3.03(c).